Exhibit 10.46

THIRD AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of AUGUST 31, 2018 (the “Amendment Effective Date”), is by and between IVY FUNDING NINE, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”) and CCFI FUNDING II, LLC, an Ohio limited liability company (“Debtor”).

RECITALS

WHEREAS, Lender and Debtor entered into that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of APRIL 25, 2017 (as amended, modified or restated from time to time, the “Agreement”) pursuant to which Lender agreed to make the Credit Facility available to Debtor on the terms and conditions set forth therein; and

WHEREAS, in connection with the Agreement, Debtor executed and delivered to Lender that certain PROMISSORY NOTE dated as of APRIL 25, 2017 payable to the order of Lender (as amended, modified or restated from time to time, the “Note”) in the notational amount (the “Notational Amount”) of FIFTY-FIVE MILLION AND NO/100 DOLLARS ($55,000,000.00) which Notational Amount was subsequently increased pursuant to that certain FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND MODIFICATION OF PROMISSORY NOTE dated as of JULY 19, 2017 (the “Amendment Date”), to SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00);

WHEREAS, the parties desire to amend the Agreement and modify the Note pursuant to the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

2. Increase of Credit Facility and Notational Amount; Additional Draws.

(a) Notational Amount of Note and Credit Facilty.  The maximum amount of the Credit Facility is hereby increased to SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000.00).  All references in the Note and Agreement to the sum “SIXTY MILLION AND NO/100 AND NO/100 DOLLARS ($60,000,000.00)” and “60,000,000.00” are hereby replaced with “SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000.00)” and “$65,000,000.00” respectively.

(b)Additional Draws.  The parties acknowledge that Credit Facility shall be increased by a total sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the “Facility Increase”), with the first advance of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00) of such to be funded on SEPTEMBER 6, 2018 (the “Initial Advance”) and the remaining ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) to be funded at the discretion of Lender (each such funding, being a “Subsequent Advance”).

(c)Fees. The obligations of Lender to lend the additional sums under the Facility Increase shall be subject to the condition precedent that Debtor shall pay to the Lender an origination fee equal to THREE PERCENT (3.00%) of the amount of the Initial Advance and TWO AND ONE HALF PERCENT OF ONE PERCENT (2.50%) on any Subsequent Advance, which origination fee shall be due and payable on or before the date such funds are advanced.

3. Interest Rate on New Advances. Interest on funds advanced under the Facility Increase (i.e., funds in excess of SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00) under the Credit Facility) shall accrue

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at the rate of SEVENTEEN PERCENT (17.00%) per annum and shall be due and payable in accordance with the terms and conditions set forth in the Note and in other Loan Documents.

4. Amendment of Section 2(g)(i) of the Loan Agreement. Section 2(g)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

(i)A monthly administrative fee to Administrative Agent for the period from and including the Effective Date to and including the Maturity Date, at the rate of ONE AND TWENTY ONE HUNDREDTHS OF ONE PERCENT (1.20%) per annum on the amount of the outstanding principal balance under the Credit Facility based on a THREE HUNDRED SIXTY (360) day year and the actual number of days elapsed.  The accrued administrative fee shall be payable in arrears on each date for regularly scheduled payment of interest under the Note.

5. Conditions Precedent.  The obligations of Lender under this Amendment shall be subject to the condition precedent that (a) Debtor shall have executed and delivered to Lender this Amendment and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request, and (b) indebtedness under that certain REVOLVING CREDIT AGREEMENT, dated as of APRIL 29, 2011 by and among: (i) COMMUNITY CHOICE FINANCIAL INC., an Ohio corporation (the “Borrower”); (ii) each of the subsidiary guarantors party thereto; (iii) VPC INVESTOR FUND B II, LLC, a Delaware limited liability company and VPC SPECIALTY LENDING INVESTMENTS PLC, a public limited company incorporated in England and Wales, each as Lenders; and (iv) VICTORY PARK MANAGEMENT, LLC, a Delaware limited liability company, as administrative agent shall have been refinanced on terms and conditions satisfactory to Lender in its sole discretion.

6. Payment of Fees and Expenses. Debtor further agrees to pay all reasonable attorneys’ fees of Lender in connection with the drafting and execution of this Amendment.

7. Ratifications.  Except as expressly modified and superseded by this or prior Amendments, the Loan Documents are ratified and confirmed and continue in full force and effect.  The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Without limiting the generality of the foregoing, Debtor hereby ratifies and confirms that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the Indebtedness.  Debtor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future Collateral.  The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

8. Representations, Warranties and Confirmations.  Debtor hereby represents and warrants to Lender that (a) this Amendment and any other Loan Documents to be delivered under this Amendment (if any) have been duly executed and delivered by Debtor, are valid and binding upon Debtor and are enforceable against Debtor in accordance with their terms, except as limited by any applicable bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtor of this Amendment or any other Loan Document to be delivered under this Amendment, and (c) the execution, delivery and performance by Debtor of this Amendment and any other Loan Documents to be delivered under this Amendment do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements or understandings to which Debtor is a party or by which Debtor is bound.

9. Additional Documents.  TO SECURE FULL AND COMPLETE PAYMENT AND PERFORMANCE OF THE INDEBTEDNESS, DEBTOR SHALL EXECUTE AND DELIVER OR CAUSE TO BE EXECUTED AND DELIVERED ALL OF THE LOAN DOCUMENTS REASONABLY REQUIRED TO CARRY OUT THE PROVISIONS AND PURPOSES OF THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND TO CREATE, PRESERVE, AND PERFECT THE LIENS OF LENDER IN THE

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COLLATERAL.  IN THE EVENT ANY OF THE LOAN DOCUMENTS EVIDENCING OR SECURING THE INDEBTEDNESS MISREPRESENTS OR INACCURATELY REFLECTS THE CORRECT TERMS AND/OR PROVISIONS OF THE INDEBTEDNESS, DEBTOR SHALL UPON REQUEST BY LENDER AND IN ORDER TO CORRECT SUCH MISTAKE, EXECUTE SUCH NEW DOCUMENTS OR INITIAL CORRECTED, ORIGINAL DOCUMENTS AS LENDER MAY DEEM REASONABLY NECESSARY TO REMEDY SAID ERRORS OR MISTAKES.  DEBTOR SHALL EXECUTE SUCH OTHER DOCUMENTS AS LENDER SHALL DEEM REASONABLY NECESSARY TO CORRECT ANY DEFECTS OR DEFICIENCIES IN THE LOAN DOCUMENTS.  DEBTOR’S FAILURE TO EXECUTE SUCH DOCUMENTS AS REQUESTED SHALL CONSTITUTE AN EVENT OF DEFAULT UNDER THE AGREEMENT.

10. Release.  Debtor hereby acknowledges and agrees that there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Debtor under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and that Debtor has no right to seek affirmative relief or damages of any kind or nature from Lender.  To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Debtor hereby waives, and hereby knowingly and voluntarily releases and forever discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

11. Multiple Counterparts.  This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement.  Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

12. Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to the Agreement shall mean and refer to the Agreement as amended hereby.

13. Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

14. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

15. Regulation B—Notice of Joint Intent.  If Debtor is more than one Person, Federal Regulation B (Equal Credit Opportunity Act) requires Lender to obtain evidence of Debtor’s intention to apply for joint credit. Debtor’s signature below shall evidence such intent.  Debtor’s intent shall apply to future related extensions of joint credit and joint guaranty.

NOTICE OF FINAL AGREEMENT

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

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IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the Amendment Effective Date.

LENDER:		ADDRESS:

IVY FUNDING NINE, LLC		22 W. Bryan Street, Suite 208
Savannah, GA 31401

By:	/s/ John C. Hooff, III
Name:	John C. Hooff, III
Title:	Managing Partner

With copies of notices to:		Lender’s Counsel:

HUSCH BLACKWELL LLP
2001 Ross Avenue, Suite 2000
Dallas, TX 75201
		Attention:	Steven S. Camp

DEBTOR:		ADDRESS:

CCFI FUNDING II, LLC		6785 Bobcat Way, Suite 200
Dublin, OH 43016

By:	/s/ Michael Durbin
Name:	Michael Durbin
Title:	Executive Vice President, Chief Financial Officer and Treasurer

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IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

CONSENT TO AND CONFIRMATION OF COLLATERAL AGENCY AGREEMENT

To induce Lender to execute the foregoing Amendment, each Seller below (a) agrees and consents to the execution and delivery of the Amendment and the terms thereof; (b) ratifies and confirms that all agreements and assurances granted, conveyed or otherwise provided to Lender under the Loan Documents; including, the COLLATERAL AGENCY AGREEMENT, are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment; (c) agrees to perform such acts and duly authorize, execute, acknowledge and deliver such additional assurances and other documents, instruments and agreements as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve and protect those assurances; and (d) waives notice of acceptance of this consent and confirmation, which consent and confirmation binds each Seller and each Seller’s successors and assigns and inures to Lender and its successors and assigns.  The terms, conditions and provisions of the COLLATERAL AGENCY AGREEMENT (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, as if stated verbatim herein.

Each Seller acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Amendment, Seller is not required by the terms of the Agreement or any other Loan Document to consent to the Amendment, and (b) nothing in the Amendment, or any other Loan Document shall be deemed to require the consent of the Sellers to any future waivers, amendments or modifications to the Loan Documents.

EXECUTED as of Amendment Date.

SELLER:

BUCKEYE CHECK CASHING II, INC.

BUCKEYE CHECK CASHING OF ALABAMA, LLC

BUCKEYE CHECK CASHING OF ARIZONA, INC.

BUCKEYE CHECK CASHING OF CALIFORNIA, LLC

BUCKEYE CHECK CASHING OF FLORIDA, INC.

BUCKEYE CHECK CASHING OF KENTUCKY, INC.

BUCKEYE CHECK CASHING OF MICHIGAN, INC.

BUCKEYE CHECK CASHING OF TENNESSEE, LLC

BUCKEYE CHECK CASHING OF TEXAS, LLC

BUCKEYE CHECK CASHING OF VIRGINIA, INC.

BUCKEYE CHECK CASHING, INC.

BUCKEYE COMMERCIAL CHECK CASHING OF FLORIDA, LLC

BUCKEYE CREDIT SOLUTIONS, LLC

BUCKEYE LENDING SOLUTIONS OF ARIZONA, LLC

BUCKEYE LENDING SOLUTIONS, LLC

BUCKEYE LENDING SOLUTIONS OF TENNESSEE, LLC

BUCKEYE TITLE LOANS OF CALIFORNIA, LLC

BUCKEYE TITLE LOANS OF TENNESSEE, LLC

BUCKEYE TITLE LOANS OF VIRGINIA, LLC

BUCKEYE TITLE LOANS, INC.

CALIFORNIA CHECK CASHING STORES, LLC

CASH CENTRAL OF ALABAMA, LLC

CASH CENTRAL OF ALASKA, LLC

CASH CENTRAL OF CALIFORNIA, LLC

CASH CENTRAL OF DELAWARE, LLC

CASH CENTRAL OF FLORIDA, LLC

CASH CENTRAL OF HAWAII, LLC

CASH CENTRAL OF IDAHO, LLC

CASH CENTRAL OF KANSAS, LLC

CASH CENTRAL OF LOUISIANA, LLC

CASH CENTRAL OF MISSISSIPPI, LLC

CASH CENTRAL OF MISSOURI LLC

CASH CENTRAL OF NEVADA, LLC

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IVY FUNDING NINE, LLC – CCFI FUNDING II, LLC

CASH CENTRAL OF NEW MEXICO LLC

CASH CENTRAL OF NORTH DAKOTA, LLC

CASH CENTRAL OF OHIO, LLC

CASH CENTRAL OF OKLAHOMA, LLC

CASH CENTRAL OF SOUTH CAROLINA, LLC

CASH CENTRAL OF SOUTH DAKOTA, LLC

CASH CENTRAL OF TENNESSEE, LLC

CASH CENTRAL OF UTAH, LLC

CASH CENTRAL OF VIRGINIA LLC

CASH CENTRAL OF WASHINGTON, LLC

CASH CENTRAL OF WISCONSIN, LLC

CASH CENTRAL OF WYOMING, LLC

CCF OF ALASKA, LLC

CCF OF DELAWARE, LLC

CCF OF HAWAII, LLC

CCF OF MISSISSIPPI, LLC

CCF OF NEVADA, LLC

CCF OF NEW MEXICO LLC

CCF OF MINNESOTA, LLC

CCF OF NORTH DAKOTA, LLC

CCF OF OKLAHOMA, LLC

CCF OF WASHINGTON, LLC

CCF OF WISCONSIN, LLC

CCF OF WYOMING, LLC

HOOSIER CHECK CASHING OF OHIO, LTD

INSIGHT CAPITAL, LLC

BENEFICIAL LENDING SOLUTIONS OF UTAH LLC

QC FINANCIAL SERVICES OF CALIFORNIA, INC.

FIRST VIRGINIA FINANCIAL SERVICES, LLC

By:	/s/ Michael Durbin
Name:	Michael Durbin
Title:	Executive Vice President, Chief Financial Officer and Treasurer

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